Exhibit o.2

                             FIRST AMENDMENT TO THE
                AMENDED AND RESTATED PLAN PURSUANT TO RULE 18f-3
                                    under the
                         INVESTMENT COMPANY ACT OF 1940

                                 PHOENIX FUNDS
                                 (the "Funds")

                             FIRST AMENDMENT TO THE
                AMENDED AND RESTATED PLAN PURSUANT TO RULE 18f-3
                                    under the
                         INVESTMENT COMPANY ACT OF 1940

That certain Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940 duly adopted by the Board of Directors/Trustees of the Funds on November 19, 1997, is hereby amended as follows:

   The Board of Directors/Trustees has granted authority for the following additional Funds to issue Class C Shares:

      Phoenix Income and Growth Fund
      Phoenix Multi-Portfolio Fund: Phoenix International Fund
      Phoenix Worldwide Opportunities Fund

   Accordingly, Schedule A is amended as attached hereto.

   This Amendment was approved by the Board of Directors/Trustees at a meeting held on August 26, 1998.

                                           /s/Thomas N. Steenburg
                                           ----------------------
                                           Assistant Secretary

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                                   SCHEDULE A
                                   ----------

                                             Class A   Class B   Class C   Class M
                                             -------   -------   -------   -------
PHOENIX CALIFORNIA TAX EXEMPT BONDS, INC.       X         X         --        --

PHOENIX EQUITY SERIES FUND:
     PHOENIX CORE EQUITY FUND                   X         X         X          X
     PHOENIX GROWTH AND INCOME FUND             X         X         X          X

PHOENIX INCOME AND GROWTH FUND                  X         X         X         --

PHOENIX INVESTMENT TRUST 97:
     PHOENIX SMALL CAP VALUE FUND               X         X         X          X
     PHOENIX VALUE EQUITY FUND                  X         X         X          X

PHOENIX MULTI-PORTFOLIO FUND:
     EMERGING MARKETS BOND PORTFOLIO            X         X         X          X
     INTERNATIONAL PORTFOLIO                    X         X         X         --
     MID CAP PORTFOLIO                          X         X        --         --
     REAL ESTATE SECURITIES PORTFOLIO           X         X        --         --
     STRATEGIC INCOME PORTFOLIO                 X         X         X          X
     TAX-EXEMPT BOND PORTFOLIO                  X         X        --         --

PHOENIX MULTI-SECTOR FIXED INCOME FUND, INC.    X         X         X          X

PHOENIX MULTI-SECTOR SHORT TERM BOND FUND       X         X         X         --

PHOENIX SERIES FUND:
     AGGRESSIVE GROWTH FUND SERIES              X         X        --         --
     BALANCED FUND SERIES                       X         X        --         --
     CONVERTIBLE FUND SERIES                    X         X        --         --
     GROWTH FUND SERIES                         X         X        --         --
     HIGH YIELD FUND SERIES                     X         X         X          X
     MONEY MARKET FUND SERIES                   X         X         X          X
     U.S. GOVERNMENT SECURITIES FUND SERIES     X         X        --         --

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PHOENIX STRATEGIC EQUITY SERIES FUND:
     EQUITY OPPORTUNITIES FUND                  X         X        --         --
     MICRO CAP FUND                             X         X        --         --
     SMALL CAP FUND                             X         X        --         --
     STRATEGIC THEME FUND                       X         X         X          X

PHOENIX STRATEGIC ALLOCATION FUND, INC.         X         X        --         --

PHOENIX WORLDWIDE OPPORTUNITIES FUND            X         X         X         --